SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒   Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2005

10:00 A.M. PACIFIC TIME

TO THE STOCKHOLDERS OF CARDIOVASCULAR BIOTHERAPEUTICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CardioVascular BioTherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Monday, May 23, 2005, at 10:00 a.m., Pacific Time, at Green Valley Ranch Resort & Spa, 2300 Paseo Verde Drive, Henderson, Nevada 89052, for the following purposes:

1.	To elect directors to serve until the 2006 Annual Meeting of Stockholders;

2.	To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered auditors of the Company for the year ending December 31, 2005;

3.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 400,000,000 shares;

4.	To authorize the Board of Directors to implement a two-for-one (2:1) stock split in the Common Stock of the Company, if at all, prior to the 2006 Annual Meeting of Stockholders; and

5.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The foregoing business items are more fully described in the following pages which are made part of this Notice. Stockholders of record at the close of business on Thursday, March 31, 2005, may attend and vote at the Annual Meeting. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

Daniel C. Montano

Chairman

Board of Directors

Henderson, Nevada

April 19, 2005

IMPORTANT: Regardless of whether you plan to attend the Annual Meeting, you are requested to promptly complete, sign, date, and return the enclosed Proxy in the envelope provided.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Corporate Headquarters

1700 West Horizon Ridge Parkway

Suite 100

Henderson, Nevada 89012

(702) 248-1174

PROXY STATEMENT FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

The enclosed Proxy is solicited on behalf of CardioVascular BioTherapeutics, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 23, 2005, at 10:00 a.m., Pacific Time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Green Valley Ranch Resort & Spa, 2300 Paseo Verde Drive, Henderson, Nevada 89052.

These proxy solicitation materials, which include the Proxy Statement, Proxy, and our Annual Report on Form 10-K for the year ended December 31, 2004, were first mailed on or about April 19, 2005, to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Stockholders of record at the close of business on March 31, 2005 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of Common Stock outstanding on the Record Date is required for a quorum. As of the close of business on the Record Date, 120,179,650 shares of Common Stock, par value of $0.001 per share, were issued and outstanding and were the only class of voting securities outstanding.

Revocability of Proxies

Properly executed and unrevoked proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

•	filing a written notice of revocation with our Secretary at our principal executive office (1700 West Horizon Ridge Parkway, Suite 100, Henderson, Nevada, 89012).

•	filing with our Secretary at our principal executive office (1700 West Horizon Ridge Parkway, Suite 100, Henderson, Nevada, 89012) a properly executed proxy showing a later date; or

•	attending the meeting and voting in person by ballot.

Our Voting Recommendations

The Board of Directors recommends that you vote:

•	“FOR” the Nominees to serve as directors until the 2006 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered auditors of the Company for the year ending December 31, 2005.

•	“FOR” the number of authorized shares of Common Stock to be increased to 400,000,000;

•	“FOR” authorizing the Board of Directors to approve a two-for-one stock split in the Common Stock of the Company and to amend the Company’s Certificate of Incorporation accordingly.

Voting and Solicitation

Each share of Common Stock outstanding on the Record Date of March 31, 2005, will be entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of Common Stock represented by properly dated, executed, and returned Proxies will, unless such Proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company’s nominees for director; (ii) FOR the number of authorized shares of Common Stock to be increased to 400,000,000 and authorizing the Board of Directors to approve a two-for-one stock split in the Common Stock of the Company and to amend the Company’s Certificate of Incorporation accordingly, and (iii) FOR the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered auditors of the Company for the year ending December 31, 2005. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

We will pay the costs of soliciting Proxies from stockholders, including the preparation, assembly, printing and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward these materials to the beneficial owners of Common Stock. We may reimburse brokerage firms and other such persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, letter, e-mail or facsimile.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

The Delaware Supreme Court has held that, while broker non-votes should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadline For Receipt Of Stockholder Proposals

Stockholders may submit proposals that they believe should be voted upon at an Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some stockholder proposals may be eligible for inclusion in our 2006 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, CardioVascular BioTherapeutics, Inc., 1700 West Horizon Ridge Parkway, Suite 100, Henderson, Nevada 89012, no later than December 23, 2005. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2006 Proxy Statement. If a stockholder gives notice of a proposal after the deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2006 Annual Meeting.

Certain Financial Information and Certifications

Please take note that the Company’s financial statements and related information as well as the required certifications as promulgated by the Sarbanes-Oxley Act are as set forth in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2005, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-K is enclosed with this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently composed of eleven (11) members. Our Bylaws provide for a minimum of four (4) and a maximum of eleven (11) members of the Board of Directors. The members of the Board of Directors were elected at each annual meeting of the stockholders to hold office until the next annual meeting. The term for all of the current directors will expire at the 2005 Annual Meeting of Stockholders and thus are each nominated for re-election (“Nominees”). Daniel C. Montano is the father of Alexander G. Montano. There are no other family relationships among any directors or executive officers, including the Nominees.

Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for the Nominees. Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that any of the Nominees will be unable or will decline to serve as directors. The Board of Directors recommends a vote “FOR” the election of the Nominees.

The names of the members of our Board of Directors, their ages as of March 31, 2005, and certain information about them, are set forth below.

Name	Age	Position(s)
Daniel C. Montano	56	Chairman of the Board of Directors, President, Chief Executive Officer and Co-Founder

John (Jack) W. Jacobs, Ph.D.	55	Director, Vice President, Chief Operating Officer, and Chief Scientific Officer

Mickael A. Flaa	52	Director, Vice President, Chief Financial Officer

Thomas Stegmann, M.D.	57	Director, Co-Founder and Chief Clinical Officer

Wolfgang Priemer, Ph.D.	65	Director

Alexander G. Montano	34	Director

Thomas L. Ingram	50	Director

Robert Levin	73	Director

Gary B. Abromovitz	61	Director

Joong Ki Baik	50	Director

Grant Gordon	43	Director

Daniel C. Montano is a co-founder of our company and has been Chairman of the Board, President and Chief Executive Officer since 1998. Mr. Montano is also currently the Chairman of the Board, President and Chief Executive Officer of Phage Biotechnology Corporation, an affiliated private biotechnology company that manufactures recombinant protein drugs and is our sole supplier of Cardio Vascu-Grow™. From 1981 until 2004, he was also a member of the Board of Directors of Helen of Troy, Ltd; a corporation whose shares are publicly traded. He received his MBA from the University of Southern California and his undergraduate degree from California State University, Los Angeles. He is the father of Alexander G. Montano, one of our directors.

John (Jack) W. Jacobs, Ph.D. has served as our Vice President, Chief Scientific Officer and Chief Operating Officer since April 2000 and director since February 16, 2005. He has held similar positions with Phage Biotechnology Corporation since April 2000. From September 1989 to April 2000, Dr. Jacobs was Director of Basic Research at the Hitachi Chemical Research Center in Irvine, California. At the same time, Dr. Jacobs was a Professor (adjunct) of Biological Chemistry at University of California, Irvine’s College of Medicine. Prior to joining Hitachi, from December 1984 to September 1989, Dr. Jacobs worked for Merck & Co. Inc. as the head of their Department of Biological Chemistry at the Merck Sharp & Dohm Research Laboratories in West Point, Pennsylvania. From August 1981 to December 1984, he served as Assistant Professor of Medicine and Biochemistry at the University of Texas Health Center. Dr. Jacobs received his Ph.D. in molecular biology from the Washington University School of Medicine in 1978 in St. Louis, Missouri, and his undergraduate degree in Chemistry from Davidson College. He dedicates approximately 40% of his time to our business and the balance to Phage Biotechnology Corporation, an affiliate of ours that is our sole supplier of Cardio Vascu-Grow™.

Mickael A. Flaa is a consultant who has served as our Vice President and Chief Financial Officer since June 2003 and director since February 16, 2005. He devotes approximately 40% of his time to our business. He served as Interim Chief Financial Officer on a consulting basis for Breakaway Solutions, Inc., a public company, from February 2001 to 2002. From October 2000 to March 2002, Mr. Flaa served on the Board of Directors of UniCapital Corporation, a public company. From January 1999 to March 2000, he served as Chief Financial Officer and was a member of the Board of Directors for Sunbelt Integrated Trade Services, Inc. From May 1977 to January 1999, Mr. Flaa held various management positions with KPMG Peat Marwick LLP and in 1990 was elected to partnership. He is involved in the management and/or Board of Directors of Memson, Inc., Onnam Gaming, and Gestalt, LLC. Mr. Flaa received his undergraduate degree from Central Washington University. Mr. Flaa also serves in a similar capacity with Phage Biotechnology Corporation, an affiliate of ours that is our sole supplier of Cardio Vascu-Grow™.

Thomas Stegmann, M.D. is a co-founder and director and has served as our Chief Clinical Officer since 1998. Since December 1984, he has held the position of Professor of Surgery and Director of the Department for Thoracic and Cardiovascular Surgery at the Fulda Medical Center in Germany and is also a member of the faculty of Hannover Medical School in Germany. Dr. Stegmann is the cardiac surgeon who pioneered the procedure upon which our company is founded. He received his medical degree from Heidelberg University, Heidelberg, Germany.

Wolfgang Priemer, Ph.D., is a co-founder and has been a member of the Board of Directors of the company since inception. For the past eight years, he has been a private venture capitalist, specializing in life sciences, biotechnology, and advanced technology businesses. Prior to that, since 1969 he had been an executive officer of several companies in Europe. Dr. Priemer received his Masters Degree in Industrial Engineering and Business Administration from the University of Darmstadt and his Ph.D. in Marketing from the University of Fribourg/Switzerland.

Alexander G. Montano has been a member of our Board of Directors since 1998. Since February 1996, he has been the president and founder of C&K Capital Corporation, an international financial services company, as well as the President of C. K. Cooper & Company, an investment banking/securities brokerage firm. From 1992, until he founded C. K. Cooper & Company, Inc. he was in the securities business. He is the son of Daniel C. Montano, the Chairman of our Board. Mr. Montano also currently serves on the board of directors of Cubic Energy, Inc., a publicly traded oil and gas exploration and production company.

Thomas L. Ingram has been a private investor focusing on real estate, small business and certain securities transactions for more than five years. From 1984 to 1997, he had various positions at Troster Singer (a securities broker-dealer), including Head Over-the-Counter Trader/Office Manager from 1984 to 1997. He holds a B.S. in Business and Finance from Pepperdine University.

Robert Levin has been a retired businessman and investor since 1992. For the 30 years prior to that, he owned and operated a major recreational vehicle sales and service company in Southern California.

Gary B. Abromovitz is Deputy Chairman of the Board and a Director of Helen of Troy Ltd., a public company. He is chair of the Compensation, Nominating and Governance Committee and is the former chair of the Audit Committee of which he continues to be a member. He has been a director of Helen of Troy, Ltd. since 1990. For more than five years, he has been an attorney and consultant to several law firms specializing in the areas of trade secrets, unfair competition and commercial litigation. He has also been involved in real estate development, concentrating in industrial, commercial and historic properties.

Joong Ki Baik, since July 2000, has been Chief Executive Officer of Seoul Angels Group Inc., which raises venture capital funds for Korean companies. Since December 2000, he has also been Chief Executive Officer of Korea Bio-Development Corporation, which is involved in consulting and investing in Asian bio-ventures. From June 1997 to July 2000, he was the Executive Director of the Economic Research Department of the Korea Chamber of Commerce and Industry. From October 1978 to March 1998, he served as a researcher of economic and industrial trends for the Korea Chamber of Commerce and Industry. Prior to that, he worked at the Korea Exchange Bank. He has Masters Degrees in Economics from Yonsei University in Korea and University of York in England.

Grant Gordon, since September, 1987, has been a Principal of GHL Financial Services Ltd., an international financial services group registered in the British Virgin Islands. In 1998, GHL became one of our co-founders and has since provided seed and venture capital for other such ventures.

Control	Group

Daniel C. Montano, Thomas Stegmann, Wolfgang Priemer, Alexander G. Montano, Joong-Ki Baik and Grant Gordon (the “Control Group”) hold, in the aggregate, a significant majority (approximately 82.87%) of our voting power and they, as well as their designees, will continue to comprise a majority of our board. They entered into a Controlling Stockholders Agreement on August 30, 2004 agreeing to vote their shares together. They have filed a Schedule 13D with the SEC to report their holding of our Common Stock as a group. As a result, we will not have a majority of independent directors on our board and plan to continue with a majority of directors that include members of the control group or its designees. In addition, directors who are members or designees of the Control Group will continue to oversee the director nomination and executive compensation functions.

Board Meetings and Committees

The Board of Directors of the Company held a total of two meetings during the fiscal year ended December 31, 2004. Each director is expected to attend each meeting of the Board of Directors and those Committees on which he serves. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year ending December 31, 2004. Certain matters were approved by the Board of Directors, or a Committee of the Board of Directors, by unanimous written consent. The Board of Directors has five standing committees, the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Nominating Committee and the European Compliance Committee. Each Committee was created in February 2005 immediately following the close of our initial public offering and therefore was not in existence during fiscal year end December 31, 2004. Each committee has met once since formation. The members of our Committees are as follows:

Audit Committee	Compensation Committee	Corporate Governance Committee
Gary B. Abromovitz, Chair Thomas Ingram Robert Levin	Gary B. Abromovitz, Chair Thomas Ingram Robert Levin	Gary B. Abromovitz, Chair Thomas Ingram Robert Levin

Nominating Committee	European Compliance Committee
Daniel C. Montano, Chair Thomas J. Stegmann, M.D. Wolfgang Priemer, Ph.D.	Wolfgang Priemer, Ph.D., Chair Gary B. Abromovitz

Audit Committee

Pursuant to its charter, the audit committee will review the results and scope of the annual audit and other services provided by our independent accountants, reviews and evaluates our control functions and monitors transactions between our employees, officers and directors and us. We believe that the composition of our audit committee will meet the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and SEC rules and regulations.

Compensation Committee

Pursuant to its charter, the compensation committee will provide assistance to the Board of Directors by designing, recommending to the Board of Directors for approval and evaluating our compensation plans, policies and programs, especially those regarding executive compensation; reviewing and approving the compensation of our Chief Executive Officer and other officers and directors; and will assist the Board of Directors in producing an annual report on executive compensation for inclusion in our proxy materials in accordance with applicable rules and regulations. Prior to the creation of our compensation committee, all compensation decisions were made by our full Board of Directors. We believe that the composition of our compensation committee will meet the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act of 2002 and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Nominating Committee

Pursuant to its charter, this committee will nominate persons to serve on the board. None of the members of the Nominating Committee is independent. All are members of the Control Group. Control of the nominating process by the Control Group is an exception to independence requirements. The Control Group has no present intention to turn the nominating process over to independent board members.

Notwithstanding that the Control Group intends to control the nominating process for Board members, the Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. In evaluating such nominations, the Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board of Directors. In addition, the Nominating Committee expects that members of the Board of Directors should have the highest professional and personal ethics and values; broad experience at the policy-making level in business, government, education, technology or the public interest; be committed to enhancing stockholder value; and have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties.

Any stockholder nominations proposed for consideration by the Nomination Committee should include the nominee’s name and qualifications for Board membership, and the nominee’s consent to serve. It should be addressed to:

Corporate Secretary

CardioVascular BioTherapeutics, Inc.

1700 West Horizon Ridge Parkway, Suite 100

Henderson, Nevada 89012

The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. If vacancies on the Board of Directors are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. Candidates will be evaluated at regular or special meetings of the Nominating Committee. As noted above, the Nominating Committee considers properly submitted stockholder nominations for candidates for the Board of Directors to be included in our proxy statement. Following verification of the stockholder status of people proposing candidates, recommendations will be considered together by the Nominating Committee at a meeting prior to the issuance of our proxy statement for the next annual meeting. If materials are provided by the stockholder in connection with the nomination of a director candidate, such materials will be reviewed by the Nominating Committee. As noted above, in evaluating all nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Corporate Governance Committee

Pursuant to its charter, this committee will review and recommend corporate governance principles applicable to us, and evaluate board performance.

European Compliance Committee

The European Compliance Committee has been established to monitor the Company’s activities in Europe from the legal, regulatory and tax compliance perspectives.

Stockholder Communication with the Board

Stockholders who wish to communicate with the board, non-management directors as a group, a committee of the board or a specific director may do so by letters addressed in care of our Corporate Secretary at the address noted above. Letters will be reviewed by the Corporate Secretary and relayed to the addressees as appropriate.

The Board of Directors has requested that certain items unrelated to the duties and responsibilities of the board not be relayed on to directors. These include unsolicited marketing materials or mass mailings; unsolicited publications; surveys and questionnaires; resumes and other forms of job inquiries; and requests for business contacts or referrals. In addition, the Corporate Secretary may handle in his discretion any director communication that is an ordinary business matter including routine questions, complaints and comments, and related communications that can appropriately be handled by management.

Director Compensation

Our non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with attending board and committee meetings, but are not compensated for telephonic meetings. Commencing with board meetings after the effective date of our initial public offering, each non-employee director will be paid $5,000 per board meeting.

Each committee member, except for the lead independent director and committee chairs, will be paid $1,000 for each committee meeting attended. There is no annual retainer paid to any director. The chair of the audit committee is paid an annual fee of $40,000. The lead independent director will chair the compensation and governance committees and perform the duties required by those positions in addition to his duties as lead independent director. The lead independent director is paid an annual fee of $60,000, but is not paid any additional sum for his role as chair of the compensation and governance committees. The chair of our European compliance committee is paid an annual fee of $60,000. Upon the effective date of the initial public offering, and after compliance with all State and Federal securities regulations, each non-employee director will receive a fully vested option to purchase 50,000 shares of our Common Stock at the initial public offering price.

Vote Required; Recommendation of Board of Directors

The nominee receiving the highest number of affirmative votes shall be elected as a director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under Delaware law. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR each of the Nominees in Proposal No. 1, thereby assuring that each of them will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEE SET FORTH ABOVE

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP as the independent registered auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2005. We are submitting our selection of independent registered auditors for ratification by stockholders at our Annual Meeting.

A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such person desires to do so. Such representative is expected to be available to respond to appropriate questions.

Required Vote; Recommendation of the Board of Directors

Ratification of the Board’s appointment of Singer Lewak Greenbaum & Goldstein LLP requires the affirmative vote of a majority of the Votes Cast. In the event the stockholders do not approve the selection of Singer Lewak Greenbaum & Goldstein LLP, the appointment of the independent registered auditors will be reconsidered by the Board of Directors and the Audit Committee. Even if the selection is ratified, the Board of Directors and the Audit Committee, in their discretion, may change the appointment at any time if it is determined that such a change would be in the best interests of CardioVascular BioTherapeutics, Inc. and its stockholders. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR Proposal No. 2, thereby assuring its passage.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL NO. 3

APPROVAL FOR AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO FOUR HUNDRED MILLION

The Board of Directors requests the approval of the stockholders to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 400,000,000 shares. As of the Record Date, there were 120,179,650 shares of Common Stock issued and outstanding.

Depending on the trading price of our Common Stock on the Over-The-Counter Bulletin Board over the next year, the Board of Directors believes that it may be appropriate to implement a two-for-one stock split sometime prior to the 2006 Annual Meeting of Stockholders. At the present time, our Certificate of Incorporation authorizes only 200,000,000 shares of Common Stock so, in order to implement such a stock split, the authorized number of shares must be increased. In order to increase the authorized number of shares of Common Stock, the stockholders of this Company will have to approve the proposed amendment to the Certificate of Incorporation set forth as Appendix A to this Proxy Statement. If the amendment described in Appendix A is approved, the Certificate of Incorporation will be promptly filed with the Delaware Secretary of State.

Currently there are no other transactions anticipated that would require shareholder approval for the issuance of any Common Stock. We may engage in private placements in the future pursuant to which additional shares of Common Stock might be issued without any requirement of obtaining shareholder approval.

Effect of the Recapitalization Described in this Proposal

The recapitalization described in this Proposal will result in the Company being able to issue a large number of additional shares of its Common Stock. Subject to fiduciary requirements under the business judgment rule, the Board of Directors may authorize the issuance of additional shares of Common Stock without the need to obtain further shareholder approval. If issued, these shares would greatly affect the percentage interest of our present shareholders by reducing the proportionate voting power of the outstanding shares of common stock.

Required Vote; Recommendation of the Board of Directors

Authorization for an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 400,000,000 shares requires the affirmative vote of a majority of the outstanding shares entitled to vote. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR Proposal No. 3, thereby assuring its passage.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL NO. 4

AUTHORIZATION TO SPLIT

THE OUTSTANDING COMMON STOCK ON A TWO-FOR-ONE BASIS

In order to keep the price of the stock low enough to make our Common Stock attractive to a broad spectrum of investors and, therefore, benefit the Company and its stockholders through greater liquidity in the market, the Board of Directors believes that it may be necessary to split our outstanding Common Stock on a two-for-one basis. Although the impact on the market price of shares of Common Stock cannot be predicted with certainty, the Board of Directors expects a reduction in share price that is inversely proportional to the increase in the number of outstanding shares of the Common Stock.

The Board of Directors does not intend to implement such a stock split immediately upon approval by the stockholders. Rather, the Board of Directors will watch the trading market for our Common Stock and, with the advice of appropriate advisers, determine when, if at all, prior to the next annual meeting of stockholders, to implement the two-for-one stock split. If the Board of Directors elects not to implement the stock split, and if it continues to believe that authorization for such would still be in the best interests of the Company and its stockholders, it may again request approval of such strategy in the 2006 annual meeting of stockholders.

Obtaining stockholder approval of the proposed stock split at this Annual Meeting of Stockholders would enable the Company to avoid the additional time and expense of holding a special meeting of stockholders should the Board of Directors determine that it is in the best interests of the Company’s stockholders to implement a stock split during the upcoming year.

Implementation and Effects of the Stock Split

Once the authorized number of shares of Common Stock is increased, in order to implement the proposed two-for-one stock split, another certificate of amendment to our Certificate of Incorporation in the form set forth as Appendix B to this Proxy Statement will have to be filed with the Delaware Secretary of State.

If the stockholders approve the stock split proposal and the Board of Directors determines it is necessary or desirable to effectuate the stock split, the Board of Directors will:

•	Determine the exact date to effect the stock split based on market and other relevant conditions and circumstances and the trading prices of the Common Stock at that time, which in no event would be later than a date before our 2006 Annual Meeting of Stockholders; and

•	Direct management to file the amendment set forth as Appendix B to this Proxy Statement with the Delaware Secretary of State. The amendment would specify that, on its filing, each share of the Common Stock outstanding would automatically be converted into two shares.

No Effect on Percentage of Ownership.

The completion of a two-for-one stock split would not affect any stockholder’s proportionate equity interest in the Company. By way of example, a stockholder who owns a number of shares that prior to the stock split represented one percent of the outstanding shares of the Company would continue to own one percent of its outstanding shares after the stock split, although thereafter, the number of shares held would be increased.

The stock split also will not affect the number of shares of Common Stock that the Board of Directors is authorized to issue by the Certificate of Incorporation of the Company, which would remain unchanged at 400,000,000 shares assuming approval of Proposal No. 3. Assuming there are still 120,179,650 shares issued and outstanding at the time the stock split were to take place, post-split there would be 240,359,300 shares issued and outstanding, and the Company would be authorized to issue as many as 159,640,700 additional shares. However, the stock split will have the effect of decreasing the number of shares available for future issuance because of the increase in the number of shares that will be outstanding after giving effect to the stock split.

Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our amended and restated certificate of incorporation or bylaws to any stockholder who dissents from the proposal to approve the amendment to effect the stock split.

Effect of Split on Options and Other Rights to Acquire Common Stock

The number of shares subject to outstanding options and other rights to purchase shares of the Common Stock would also automatically be increased at the two-for-one ratio. Correspondingly, the per share exercise price of those options will be decreased by a factor of 50% in direct proportion to the stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options or other purchase rights will remain unchanged. For example, if the two-for-one stock split is implemented and an optionee holds options to purchase 1,000 shares at an exercise price of $1.00 per share, on the effectiveness of the stock split, the number of shares subject to that option would be increased to 2,000 shares and the exercise price would be proportionately decreased to $0.50 per share.

Exchange of Stock Certificates

The split of, and increase in, the number of the Company’s outstanding shares as a result of the stock split will occur automatically on the date that the stock split amendment is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of the Company’s stockholders and without regard to the date that stock certificates representing the shares prior to the stock split are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of the Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of the Common Stock such stockholder is entitled to receive as a result of the stock split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of the Common Stock prior to the stock split in accordance with the applicable instructions. Each holder who surrenders certificates would receive new certificates representing the number of shares of the Common Stock that he, she or it holds as a result of the stock split.

Stockholders Should Not Send Their Stock Certificates Until They Receive a Transmittal Form

After the Effective Date, each certificate representing shares of the Common Stock outstanding prior to the Effective Date (an “Old Certificate”) would, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of the Common Stock into which the shares of the Common Stock evidenced by such certificate have been converted by the stock split. However, the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

Certain Federal Income Tax Consequences

The following discussion describes certain federal income tax considerations relating to the stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended, final, temporary and proposed regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date of this Proxy Statement. Any of these authorities could be repealed, overruled, or modified at any time and could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All stockholders should consult with their own tax advisors.

This discussion does not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

STOCKHOLDERS ARE ENCOURAGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

Tax Consequences to the Company. The Company should not recognize any gain or loss as a result of the stock split.

Tax Consequences to Stockholders Generally. A stockholder who receives the Common Stock should not recognize any gain or loss as a result of the stock split. The aggregate tax basis of the shares of the Common Stock held by a stockholder following the stock split will equal the stockholder’s aggregate tax basis in the shares of the Common Stock held by the stockholder immediately prior to the stock split and generally will be allocated among the shares of the Common Stock held following the stock split on a pro rata basis.

Required Vote; Recommendation of the Board of Directors

Authorization for an amendment to our Certificate of Incorporation to implement a two-for-one stock split in the Company’s Common Stock requires the affirmative vote of a majority of the outstanding shares entitled to vote. Even if the authorization is granted, the Board of Directors will only initiate a stock split if it determines such action is necessary to facilitate reasonable liquidity in the market. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR Proposal No. 4, thereby assuring its passage.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of March 31, 2005 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) by each director, (iii) by each of our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address for each person is 1700 West Horizon Ridge Parkway, Suite 100, Henderson, Nevada 89012. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes shares of Common Stock underlying options or warrants held by such person that are exercisable within 60 calendar days of March 31, 2005, but excludes shares of Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 120,179,650 shares of Common Stock outstanding as of March 31, 2005.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	%
Daniel C. Montano(2)	30,630,000	25.49%
Thomas Stegmann, M.D.	30,000,000	24.96%
Wolfgang Priemer, Ph.D. (1)	15,000,000	12.48%
Grant Gordon(1) (3)	8,150,000	6.78%
Alexander G. Montano(1) (4)	6,080,000	5.06%
Joong Ki Baik(1) (5)	10,366,330	8.56%
John (Jack) W. Jacobs, Ph.D.(6)	1,400,000	1.16%
Thomas L. Ingram(1) (7)	620,000	*
Mickael A. Flaa(1) (8)	200,000	*
Robert Levin(1) (9)	100,000	*
Gary B. Abromovitz(1) (10)	2,000	*
All Directors and Executives	102,548,330	83.84%
Control Group(11)	100,226,330	82.75%

*	Less than 1%.
(1)	Upon completion of our initial public offering, each of our non-employees directors became entitled to receive an immediately exercisable option to purchase 50,000 shares of our common stock at $10. Although the options have not yet been issued, it is expected that they will be issued within 60 days of the date of this Proxy Statement, at which point beneficial ownership will be attributed to each of Dr. Priemer Mr. Gordon, Mr. Baik, Mr. Ingram, Mr. Flaa, Mr. Levin and Mr. Abromovitz for each option, respectively.
(2)	Includes 630,000 shares owned by Qure Biopharmaceuticals, Inc. Mr. Montano owns 63.7% of Qure but has sole voting and investment power. Also includes 30,000,000 shares owned by Vizier Investment Capital. Mr. Montano and Mr. Montano’s first wife, Victoria G. Montano, each own 50% of Vizier Investment Capital, but Mr. Montano has sole voting and investing power.
(3)	Mr. Gordon has voting and investment control over 5,000,000 shares owned by Anglo-Scotia Holdings Ltd., 150,000 shares held by Bio Science Ventures #3, and 3,000,000 shares held by Trika, Ltd.
(4)	Alexander G. Montano controls C. K. Cooper & Co., Inc. (owner of 4,000,000 shares), Paladin Capital Management (owner of 1,500,000 shares) C.K. Capital International (owner of 100,000 shares) and, C & K Capital Corporation (owner of 480,000 shares). Mr. Montano controls voting and investment power over all of those shares.
(5)	Joong Ki Baik owns 100,000 shares in his own name and has voting and investment control over them. Alhambra, Inc., which is jointly owned by Joong Ki Baik and his wife, owns 583,300 shares and an immediately exercisable warrant to purchase 933,330 shares of Common Stock at $0.40 per share. Mr. Baik and his wife have joint voting and investment control over the shares owned by Alhambra, Inc. Mr. Baik also holds sole voting and investment control over 8,750,000 shares of Common Stock held by Cardio Korea, Ltd.

(6)	Mr. Jacobs owns 400,000 shares in his own name and has voting and investment control over those shares. In addition, he holds an immediately exercisable option to purchase 1,000,000 shares at $0.30 per share.
(7)	Mr. Ingram owns 620,000 shares in his own name and has voting and investment control over those shares.
(8)	Mr. Flaa holds voting and investment control over an immediately exercisable warrant to purchase 200,000 shares of Common Stock at $2 per share.
(9)	As trustee of the Robert Levin Trust, Mr. Levin has voting and investment control over 100,000 shares.
(10)	Mr. Abromovitz has voting control over 2,000 shares owned by Klanco, L.L.C., an Arizona limited liability company. Once the option described in footnote (1) is issued, Mr. Abromovitz intends to hold such option in the name of CARDIOBIO, L.L.C., an Arizona limited liability company owned entirely by JAMARK, L.P., a limited partnership 97% of which is owned by The Abromovitz Family Trust of which Mr. Abromovitz and his wife are trustees and thus hold voting and investment control over such option.
(11)	The control group consists of Daniel C. Montano, Thomas Stegmann, M.D., Wolfgang Priemer, Ph. D., Alexander G. Montano, Joong Ki Baik and Grant Gordon.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

None of our four executive officers presently serve under employment contracts. The following table sets forth summary information concerning compensation of our chief executive officer and each of the other current executive officers during the fiscal years ended December 31, 2004 and 2003. We refer to these persons as our named executive officers.

		Annual Compensation
Name and Principal Position	Year	Salary		Bonus
Daniel C. Montano	2004	$286,154		-0-
President and Chief Executive Officer	2003	210,000		-0-

Mickael A. Flaa(1)	2004	$118,000		-0-
Chief Financial Officer	2003	81,124		-0-

John W. Jacobs	2004	$126,000	(2)	-0-
Vice President, Chief Operating Officer and Chief Scientific Officer	2003	73,616	(2)	-0-

Thomas Stegmann(1)	2004	$258,000	(3)	-0-
Chief Clinical Officer	2003	60,000	(4)	-0-

(1)	Neither Mr. Flaa nor Dr. Stegmann are employees. Their compensation is paid in the form of consulting fees.
(2)	Mr. Jacobs also received a $6,000 vehicle allowance.
(3)	Accrued but only $2,000 paid.
(4)	Accrued but not paid.

Executive Officers

Background regarding the named executive officers of the Company is set forth earlier under Proposal No. 1. Officers are appointed by and serve at the discretion of the Board of Directors.

Option/Warrant Grants in Last Fiscal Year

No options were granted to named executive officers in the fiscal years ended December 31, 2004 or 2003. Pursuant to an individual compensation arrangement which was approved by the board of directors, warrants to purchase Common Stock were issued to our Chief Financial Officer, Mickael A. Flaa in 2003. The following table sets forth information with respect to warrants to purchase Common Stock granted to Mr. Flaa, one of our named executive officers, during the fiscal year ended December 31, 2003.

	Warrant Grant in 2003
	Number of Securities Underlying Warrant Granted	Percent of Total Warrant Granted to Employees	Exercise Price per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Warrant Term
					5%	10%
Mickael A. Flaa	200,000	100%	$2.00	6/22/2013	$2,857,789	$4,787,485

The amount disclosed in the column captioned “Exercise Price per Share” represented the fair market value of the underlying shares of Common Stock on the dates the respective options were granted as determined by our board of directors.

The potential realizable values are calculated by multiplying the number of warrants granted by the assumed initial public offering price of $10 per share, assuming that the Common Stock appreciates at the indicated rate for the entire term of the warrant and that the warrant is exercised at the exercise price and sold on the last day of the option term at the appreciated price, and subtracting the exercise price. Stock price appreciation of 5% and 10% is assumed pursuant to rules of the Securities and Exchange Commission and does not represent our estimate or projection of our future Common Stock prices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (“10% Stockholders”) to file with the Securities and Exchange Commission (the “SEC”) reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors, and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that through the Record Date its executive officers, directors, and 10% Stockholders have complied with all applicable Section 16(a) filing requirements.

Ethical Considerations

We have adopted a Code of Business Conduct and a Code of Ethics for Senior Financial Officers. Copies of each are available on written request to the Secretary of the Company.

RELATED TRANSACTIONS

We are a member of an affiliated group, through common management, which includes Phage Biotechnology Corporation or Phage, Cardio Phage International Inc., or CPI, Sribna Culya Biopharmaceuticals Inc., or Sribna, Proteomics Biopharmaceuticals Technologies Inc., or Proteomics, Zhittya Stem Cell Medical Research Company, Inc., or Zhittya, and Qure Biopharmaceuticals, Inc., or Qure, known collectively as the (“affiliates”). The common management of Phage and us spend an estimated 40% of their time with each company and the remaining balance to other interests.

Our board has determined that, if any future conflicts of interest arise with affiliated companies, such conflicts will be resolved by our independent directors and directors having no affiliation with the affiliated company in question.

Daniel C. Montano, John W. Jacobs and Mickael A. Flaa are, respectively, Chairman of the Board/Chief Executive Officer, Chief Operating Officer/Chief Scientific Officer, and Chief Financial Officer of both us and Phage. Mr. Flaa and Mr. Jacobs are on Cardio’s board of directors. In addition, Alexander G. Montano, one of our current board members and the son of Daniel C. Montano, is also a board member of Phage. Daniel C. Montano is a principal stockholder in Cardio, Phage, Proteomics, Zhittya, Sribna, and Qure.

The following are the business activities performed by each affiliate:

•	Phage is a developer of recombinant protein pharmaceuticals; certain of our officers and directors control 41.2% and we control 4.56% of the Common Stock of Phage;

•	CPI is a distributor for the future products for both Phage and us in locations throughout the world other than North America, Europe, Japan, and, with respect to us only, the Republic of Korea, China, and Taiwan. We and Phage each own 45% of CPI and each is able to appoint 45% of CPI’s directors;

•	Sribna was developing a treatment for cancer;

•	Proteomics was developing a non-injection method for medical protein;

•	Zhittya was researching adult stem cells; and

•	Qure was developing commercial medical applications.

During the period from 1999 through 2001, we entered into transactions with these entities affiliated with our Chief Executive Officer (Proteomics, Zhittya, Qure and Sribna) pursuant to which they paid expenses on our behalf aggregating $187,600. That amount was repaid without interest. These entities are all currently inactive. Additionally, Qure owns 630,000 shares of our Common Stock.

Administrative Support

As of December 31, 2004, Phage provided us with administrative support within Phage’s research facility. The principal components of the administrative support supplied to us by Phage were telephone and telephone answering service, use of accounting personnel, use of office space and file storage. Phage billed us for their actual costs incurred plus our pro rata share of Phage’s overhead costs (based on costs incurred for us as compared to total Phage overhead costs). These transactions were billed between the companies at their cost basis in accordance with reciprocal policies approved by each board of directors. There is no written agreement.

We paid Phage for the year ended December 2004 $181,348 for administrative support services. From March 11, 1998 (inception of the Company) to December 31, 2004, we paid Phage a total of $751,537.

Joint Patent Ownership and License Agreement

We have a Joint Patent Ownership and License Agreement with Phage. Under that agreement, we and Phage, respectively, own an undivided one half interest in the U.S. and foreign patent rights necessary to develop and commercialize Cardio Vascu-Grow™; and Phage agrees to provide certain technical development services to us and to manufacture Cardio Vascu-Grow™ for our clinical trials at cost. Any product Phage manufactures for our commercialization purposes is paid for on a percentage of sales basis as defined in the agreement. As a part of this agreement, we are obligated, at our option, to either (i) pay to Phage ten percent of our net sales for Cardio Vascu-Grow™ manufactured for us by Phage or (ii) pay to Phage a six percent royalty based on our net sales price of Cardio Vascu-Grow™ which Phage does not manufacture for us. This agreement expires on the last to expire of the patent rights covered including extensions.

Furthermore, we paid Phage for technical development services and the manufacture of Cardio Vascu-Grow™ used in our clinical trials which Phage provided to us at cost. For the year ended December 2004 payment to Phage relating to these services was $181,936. From March 11, 1998 (inception of the Company) to December 31, 2004 we paid Phage a total of $984,953 for technical development services.

Guarantee of Phage Lease

On August 25, 2004, we guaranteed Phage’s obligations under a non-cancelable operating lease for laboratory and office space at University of California Irvine Research Center. The lease is for 11,091 rentable square feet for the period September 1, 2004 through August 31, 2006, and provides for a monthly rent of approximately $35,500 plus shared building operating expenses.

Distribution Agreement

Phage and we have entered into a distribution agreement with CPI to handle future distribution of Cardio Vascu-Grow™ and any other products licensed to CPI when available for commercial distribution. CPI’s territory is limited to areas other than the United States, Canada, Europe (as defined as the Ural Mountains west including Iceland, excluding Turkey and Cyprus), Japan and with respect to us only, the Republic of Korea, China and Taiwan. Pursuant to such agreement, CPI is obligated to pay us an amount equal to 50% of CPI’s gross revenue from sales of our product less CPI’s direct and certain indirect costs. We have made no payments to, or received any payments from, CPI and we do not anticipate any such payments in the near future.

Royalty Agreement

We have entered into an agreement with Dr. Stegmann, one of our directors and our Chief Clinical Officer, whereby we will pay Dr. Stegmann a royalty of one percent of our net revenue (as defined) from commercial sales of Cardio Vascu-Grow™ through December 31, 2023 in exchange for rights granted to us in perpetuity to utilize the results of his German clinical trials. We have made no payments to Dr. Stegmann under this agreement.

Asia Distribution Agreement

On December 15, 2000, we entered into an agreement with Korea Biotechnology Development Co., Ltd. (“KBDC”) to commercialize our future products. We transferred to KBDC the rights to market our products for 99 years in all of Korea, China, and Taiwan. In exchange, KBDC arranged for the purchase of 8,750,000 of our shares of Common Stock for $3,602,000. KBDC agreed to fund all of the regulatory approval process in Korea for any of our products. In addition, KBDC agreed to pay a royalty of 10% of net revenues to us. The royalties will be paid for the life of the agreement. KBDC is affiliated with us through Daniel C. Montano’s ownership of 17% of KBDC’s stock and the ownership of 27% of such stock by Joong Ki Baik who will become a member of our board upon the completion of this offering.

Other Related Party Transactions

GHL Financial Services Ltd., or GHL, was hired by us to sell our convertible notes overseas. Grant Gordon, a director of ours, is a principal of GHL and controls 7.9% of our Common Stock. During the year ended December 31, 2004, we paid GHL $980,130. From March 11, 1998 (inception of the Company) to December 31, 2004, we paid GHL a total of $2,169,755.

We paid consulting fees to Dr. Thomas Stegmann M.D., one of our co-founders, to assist in the development of Cardio Vascu-Grow™. During the year ended December 31, 2004, we paid Dr. Stegmann $260,000. From March 11, 1998 (inception of the Company) to December 31, 2004, we paid a total of $402,118.

We paid consulting fees to Dr. Wolfgang Priemer, one of our co-founders, to assist in the development of Cardio Vascu- Grow™. During the year ended December 31, 2004, we paid Dr. Priemer $25,000. From March 11, 1998 (inception of the Company) to December 31, 2004, we paid a total of $146,055 to Mr. Priemer.

THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee consists exclusively of three non-employee independent directors, as defined by NASDAQ Corporate Governance Rule 4200(15), and the 2005 Institutional Shareholder Services (ISS) Corporate Governance Policy Updates. The Committee reviews and determines the compensation program for the Chief Executive Officer and other members of senior management, including the Named Executive Officers (NEO’s), hereafter set forth on the Summary Compensation Table. The Committee also oversees the administration of employee benefits and the compensation of the members of the Board of Directors. The compensation determinations made by the Committee are subject to approval by the entire Board. Equity based compensation included in Long-Term Incentive Plans are subject to Shareholders approval. The Committee operates under a written Charter adopted by the Board of Directors.

Philosophy

The Committee’s philosophy is to attract and retain the “best of the best” clinical officers, scientific officers, and the most highly qualified executive officers in a manner that provides incentives to create stockholder value. This objective is accomplished by establishing compensation calculated to attract and retain the best talent available as we progress through our mission of achieving success at clinical trials for our drug candidates, obtaining FDA approval, and marketing of our products.

Determination of Compensation Levels

In determining actual compensation levels for the CEO and other executive officers, the Compensation Committee considers many factors including competitive market data, individual contributions that have brought the company to the current stage of development, and personal effort, performance, and dedication to accomplishing the company vision of successful treatment of cardiovascular and other diseases through angiogenesis. In addition, the Committee relied on market data provided by BioWorld ® Executive Compensation Report 2005, which analyzed the proxy statements of 231 public biotechnology companies filed in late 2003 or early 2004, reporting the compensation of their top executives for FY 2003.

Tally Sheet and Determination of the Mix of Compensation Components

The Committee considers the full range of pay components, including, but not limited to, structure of programs, desired mix of cash and equity awards, goals for distribution of awards throughout the company, how executive pay relates to the pay of other employees, use of employment contracts, supplemental executive retirement plans (SERPS), deferred compensation arrangements, recent compensation history, and perks. The Company began trading on the OTC Bulletin Board March 10, 2005 and is not expected to generate revenue until it obtains FDA approval of Cardio Vascu-Grow™, which can take several years. Therefore, the Committee believes that many of the provisions commonly found in employment agreements for executives employed by companies generating income would not be appropriate to include at the present time. However, as the Company matures and/or products are developed and marketed, the Committee’s goal is to achieve a balanced pay-for-performance executive compensation package. The Compensation Committee has reviewed all components of the CEO’s and NEOs’ compensation as set forth in the following Summary Compensation Table/Tally sheet:

CARDIOVASCULAR BIOTHERAPEUTICS, INC. SUMMARY COMPENSATION TABLE/TALLY SHEET FOR

NAMED EXECUTIVE OFFICERS

Effective April 1, 2005 for FY Ending December 31, 2005

EXECUTIVE	Daniel C. Montano	Dr. Thomas Stegmann	Michael A. Flaa	Dr. Jack Jacobs
TITLE	Chairman, CEO, & President	Chief Clinical Officer	CFO & Treasurer	Chief Scientific Officer

Salary Post IPO to be pro-rated commencing April 1, 2005.	$480,000 per year	$480,000 per year	$240,000 per year	$240,000 per year

Bonus	Not determined	Not determined	Not determined	Not determined
Equity and Long-Term Incentive Compensation (Vesting Provisions)	None	None	None	None
Accumulated realized and unrealized stock option and restricted stock gains (Vesting Provisions)	None	None	Warrants - Fully vested - 200,000 shares at $2 with a $10 IPO price so an unrealized gain of $1,600,000	Options - fully vested - 1,000,000 shares at $.30 with an IPO price of $10, so an unrealized gain of $9,700,000
Deferred Compensation	None	None	None	None
(SERP) Supplemental Executive Retirement Plan	None	None	None	None

EMPLOYMENT AGREEMENT
Employment Term	At will	At will	At will	At will
Evergreen Renewal Provisions	None	None	None	None
Change in Control Provisions	None	None	None	None
Golden Parachute Payments	None	None	None	None
Gross-up Provisions	None	None	None	None
Termination Payment Scenarios	None	None	None	None
a) Voluntary Quit	None	None	None	None
b) A normal or early retirement	None	None	None	None
c) An involuntary termination	None	None	None	None
d) An involuntary termination for “cause”	None	None	None	None
e) An involuntary or “good reason” termination following a change in control	None	None	None	None

PERKS
Health Insurance for Executive and Family Members	Yes	No	No	Yes

Automobile Allowance	No	No	No	Yes - $500/mo
Life Insurance Benefits	No	No	No	No
Personal Travel Benefit for Executive and Family Members	Yes, if gone over one week.	Yes, if gone over one week.	Yes, if gone over one week.	Yes, if gone over one week.
Company Corporate Aircraft Use	N/A	N/A	N/A	N/A

First/Business Class Air Travel Policy	Based on Situation	Based on Situation	Based on Situation	Based on Situation
Tax & Estate Planning Benefits	No	No	No	No
Other (every type)	None	None	None	None

Deductibility of Compensation Under Internal Revenue Code Section 162 (m)

Section 162(m) of the Internal Revenue Code, adopted in 1993 imposes a $1 million cap, subject to certain exceptions, on the deductibility to a company of compensation paid to the named executive officers in such company’s proxy statement. The compensation paid this fiscal year subject to the Section 162(m) cap is not expected to exceed $1 million for any named executive officer. Therefore, the Committee believes that the Company will not be subject to any Section 162(m) limitations on the deductibility of compensation paid to the Company’s named executive officers for fiscal year 2005.

Compensation Comparison to Companies Reviewed in the BioWorld ® Executive Compensation Report 2005

CEO Compensation. The average capitalization disclosed in 2004 proxies of the 231 companies surveyed was 1.2 billion. The average salary plus bonus of CEOs in FY 2003 was $567,000. Again, the data used was primarily from FY 2003.

As of March 11, 2005, CardioVascular BioTherapeutics, Inc.’s capitalization was approximately 1.5 billion. The Salary of the CEO, Mr. Montano, for the 2005 calendar year will be approximately $435,000. In considering any incentive bonus for FY 2005, the Committee will review financial and non-financial factors as part of the overall evaluation of performance. Financial factors will include prudent management of the Company’s assets. Non-financial factors will include the CEO’s ability to continue developing a diverse superior talent pool, as well as excellence and progress in research and development. Compensation of the CEO and NEOs’ will vary as the individual’s responsibilities increase. Incentive bonus for the CEO and all NEOs’ will be reviewed at the close of FY 2005.

Research and Development Executive Compensation. The average 2003 total compensation reported by 121 companies with titles suggesting responsibilities for research and development activities was $326,000. The compensation reflected in the Summary Compensation/Tally Sheet Table when pro-rated for Dr. Stegmann, a pioneer in growing new blood vessels around clogged arteries in the human heart since the early 1990’s is approximately $435,000. Dr. Jacobs, our chief scientific officer, will receive FY 2005 compensation of approximately $210,000. The cash compensation for both executives are considered to be well within acceptable standards of pay compared to executives of other public companies with comparable titles. In addition, Dr. Jacobs received options, as set forth in the Summary Compensation/Tally Sheet Table, reflecting his superior performance for many years of hard work in the field of biologics instrumental in the development of Cardio Vascu-Grow ™.

CFO Compensation. The average compensation for 167 biotech companies reporting data on the pay of CFOs’ (salary plus bonus) for 2003 was $ 311,000. The average base salary component was $242,000. Mr. Flaa’s salary for FY2005 will be approximately $210,000. In addition, he received warrants, as reflected in the Summary Compensation/Tally Sheet Table, for his excellent work in guiding the Company through the process of becoming a public company. His compensation package is considered comparable to other executives engaged in the duties of the CFO and Treasurer of public companies in the industry.

The Committee believes that the Company’s internal pay equity (the relative difference between the CEO’s compensation and the compensation of the company’s other executives) is consistent with the differences found in the biotechnology industry as disclosed in the BioWorld ® Executive Compensation Report 2005.

The Compensation Committee, after discussion with management, concludes that although the CEO and each of the NEO’s have other business interests outside the Company, either with related companies or personal investments, that each devotes such time, attention, skill and effort as is necessary to the faithful performance and discharge of his duties as required by his position as an executive of CardioVascular BioTherapeutics, Inc.

Continuing Education Philosophy of Compensation Committee

Committee members are encouraged to avail themselves of the wealth of information regarding compensation issues provided by various organizations and made available to directors of public companies. The Committee Chair is a member of the National Association of Corporate Directors and attended the 2004 Executive Compensation Conference, co-sponsored by the NASPP, The Corporate Counsel, and the Corporate Executive, in San Francisco. The Committee intends to review sections of the SEC, NASDAQ, Sarbanes/Oxley rules, and ISS updates devoted to compensation matters, at each committee meeting of its members as part of its ongoing plan for director education. In addition, the Committee has a compensation consultant available for review of compensation issues as deemed necessary.

Conclusion

On February 28, 2005, the Company held its first Board of Directors meeting after completing its IPO. At that meeting, the Board nominated the members of the Compensation Committee. The CEO’s and NEOs’ proposed compensation was discussed. During the month of March, 2005 members of the Committee had telephonic meetings to review, ask for additional information and to raise and discuss further questions. The members then analyzed all the components of total compensation in accordance with the philosophy and other criteria set forth in this report. Based on this review, the committee determined after due deliberation at its telephonic meeting on March 16, 2005, that the CEO’s and NEOs’ total compensation in the aggregate to be reasonable and not excessive and made its recommendation to the Board to approve its findings. A telephonic meeting of the Board of Directors was held on March 21, 2005 and the Committees’ recommendations on compensation were unanimously approved.

Respectfully submitted,

Gary B. Abromovitz, Chair

Thomas Ingram

Robert Levin

AUDIT COMMITTEE REPORT

YEAR ENDED DECEMBER 31, 2004

The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for the general oversight of our financial accounting and reporting process, systems of internal control, audit process and the process for monitoring compliance with laws and regulations and our Code of Business Conduct and Ethics. Our management has primary responsibility for preparing our financial statements and our financial reporting process. Our independent accountants, Singer Lewak Greenbaum & Goldstein LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

Audit Committee Report of CardioVascular BioTherapeutics, Inc. (CVBT)

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that CVBT specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Composition. The Audit Committee of the Board is composed of the three directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under both SEC and Nasdaq rules. In addition, the Board has determined that Gary B. Abromovitz is an “audit committee financial expert” as defined by SEC rules.

Philosophy. The Audit Committee’s goal is to add value to the Board and the Company by ensuring strong financial reporting and controls as well as proper identification and management of risk.

Responsibilities. The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, or more often, if necessary. The Company has provided appropriate funding to enable the Audit Committee to fulfill its responsibilities and to have the authority to engage independent counsel as it sees fit. The Audit Committee is responsible for general oversight of CVBT’s auditing, accounting and financial reporting processes, system of internal controls, and tax, legal, regulatory compliance, and pre-approves all external audit and non-audit services. The Company has adopted a code of ethics for Senior Financial Officers and the Chief Executive Officer in accordance with Section 406 of the Sarbanes-Oxley Act, as implemented by SEC rules. It has also implemented a process for handling anonymous concerns and complaints from employees regarding questionable accounting or auditing matters and has the authority to engage an internal auditor reporting directly to the Committee. The Audit Committee convenes regular meetings of independent directors in executive session. CVBT’s management is responsible for: (a) maintaining CVBT’s books of account and preparing periodic financial statements based thereon; and (b) maintaining the system of internal controls. The independent registered public accounting firm is responsible for auditing CVBT’s annual financial statements.

Review with Management and Independent Registered Public Accounting Firm. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, CVBT’s audited financial statements contained in its Annual Report on Form 10-K for the 2004 fiscal year.

2.	The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

3.	The Audit Committee has received from the independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP the independence of the registered public accounting firm.

4.	The Audit Committee has considered whether the provision of services covered by fees paid to Singer Lewak Greenbaum & Goldstein LLP is compatible with maintaining the independence of Singer Lewak Greenbaum & Goldstein LLP.

Based on the review and discussions referred to in paragraphs 1-4 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in CVBT’s Annual Report on Form 10-K for fiscal 2004, for filing with the SEC.

The Audit Committee has appointed Singer Lewak as CVBT’s independent registered public accounting firm for fiscal 2005 and recommends to stockholders that they ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as CVBT’s independent registered public accounting firm for fiscal 2005.

This report is submitted by the Audit Committee.

Gary B. Abromovitz (Chair)

Tom Ingram

Robert Levin

AUDIT AND RELATED FEES

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP for the audit of our financial statements for the years ended December 31, 2004 and 2003, and fees for other services rendered by such firm during those periods.

	2004	2003
Audit Fees(1)	$66,665	$113,950
Audit-Related Fees(2)	$97,945	$107,000
Tax Fees(3)	$2,000	$3,390
All Other Fees(4)	$1,120	$50

TOTAL	$167,730	$224,390

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and audit services provided in connection with other statutory or regulatory filings. In future years, it will include fees for services involved in the review of our quarterly financial statements. Audit fees for 2003 include fees for fiscal years 2001 and 2002.
(2)	Audit-related fees consist of services related to SEC filings.
(3)	Tax fees consist of fees for professional services rendered for assistance with federal, state, local and international tax compliance and planning.
(4)	All other fees consist of miscellaneous offices expenses, for example, copying and postage.

None of the foregoing fees were approved by our Audit Committee since it was not established until after February 11, 2005, the effective date of our initial public offering. In the future, all such fees will be approved by the Audit Committee.

EUROPEAN COMPLIANCE COMMITTEE REPORT

The Company established a European Compliance Committee “ECC”, to monitor managements’ activities in Europe as it pursues business opportunities in conjunction with its future marketing of Cardio Vascu-Grow ™. The Company is pursuing arrangements with a partner to begin clinical trials in Finland, and has the distribution rights for the Company’s products from the Ural Mountains west including Iceland, excluding Turkey and Cyprus. As the Company proceeds with its European business plan management will encounter various legal, regulatory and tax structures that may vary from country to country and will necessitate the hiring of persons qualified to navigate through the channels of government regulatory compliance requirements. The chair of the committee is responsible for reporting to the Board on the progress of the Company’s activities in Europe.

Respectfully submitted,

Wolfgang Priemer PH.D., Chair

Gary B. Abromovitz, Member

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Henderson, Nevada

April 19, 2005

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended December 31, 2004 filed with the SEC and mailed in conjunction with this Proxy Statement. This document contains important information about the Company and its finances.

You can obtain any documents incorporated by reference in this Proxy Statement from the Company, or from the SEC through the SEC’s web site at the address described above. Documents incorporated by reference are available from the Company without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. Requests should be sent to the Secretary, CardioVascular BioTherapeutics, Inc., 1700 West Horizon Parkway, Suite 100, Henderson, Nevada 89012.

In the coming months, we expect that our SEC filings and our corporate governance charters will be available on our website (www.cvbt.com). In the meantime, copies of any of such documents may be obtained without charge by writing to the Secretary at the address specified above.

You are encouraged to contact our Transfer Agent directly for the shareholder services itemized below: Change in Certificate Registration; Change of Mailing Address; Lost or Stolen Certificates; Consolidation of Multiple Accounts; or Elimination of Duplicate Report Mailings. Our Transfer Agent may be contacted at:

American Stock Transfer

59 Maiden Lane

Plaza Level

New York, New York 10038

800-937-5449

Our Common Stock is traded in the Over-the-Counter Bulletin Board under the symbol: CVBT.OB.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED APRIL 19, 2005. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

CardioVascular BioTherapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

(1) The name of the Corporation is CardioVascular BioTherapeutics, Inc. The date of the filing of its original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State of the State of Delaware was March 11, 1998, under the name Cardio-Vascular Genetic Engineering, Inc.

(2) Pursuant to Section 242(b) of the Delaware General Corporation Law the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

(3) Article 4. of the Restated Certificate of Incorporation of the Corporation is amended to read as follows:

“The total number of shares of common stock which the Corporation shall have the authority to issue is 400,000,000 and the par value of each of such shares is $0.001, amounting to the aggregate of $400,000. The total number of shares of preferred stock which the Corporation shall have the authority to issue is 10,000,000 and the par value of each of such shares is $0.001, amounting to the aggregate of $10,000. Further, the board of directors of this Corporation, by resolution only and without further action or approval, may cause the Corporation to issue one or more classes or one or more series of preferred stock within any class thereof and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the board of directors, and may fix the number of shares constituting any class or series and to increase or decrease the number of any such class or series.”

IN WITNESS WHEREOF, CardioVascular BioTherapeutics, Inc. has caused this Certificate of Amendment to be executed by                             , its authorized officer, on this      day of                     , 2005.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

By

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Appendix B

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

CardioVascular BioTherapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

(1) The name of the Corporation is CardioVascular BioTherapeutics, Inc. The date of the filing of its original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State of the State of Delaware was March 11, 1998, under the name Cardio-Vascular Genetic Engineering, Inc.

(2) Pursuant to Section 242(b) of the Delaware General Corporation Law the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

(3) Article 4. of the Restated Certificate of Incorporation of the Corporation is amended to insert the following paragraph as the second paragraph of Article 4:

“Effective immediately upon the filing of this Certificate of Amendment with the Delaware Secretary of State, each one (1) share of outstanding Common Stock shall, without further action by this Corporation or the holder thereof, automatically become two (2) shares of fully paid and nonassessable shares of Common Stock. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation.”

IN WITNESS WHEREOF, CardioVascular BioTherapeutics, Inc. has caused this Certificate of Amendment to be executed by                             , its authorized officer, on this      day of                     , 2005.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

By

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Appendix C

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Directors (the “Board”) of CardioVascular BioTherapeutics, Inc. (the “Corporation”) shall have the responsibilities, powers, duties and authority specified in this Charter.

1. Purpose. The Audit Committee’s purpose is to:

(a) Assist the Board’s oversight of (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent public accounting firm certifying the Corporation’s financial statements and (4) the performance of such firm;

(b) Assist the Board’s oversight of (1) the Corporation’s internal audit function, (2) the selection of the individuals or, if applicable, independent public accounting firm, providing internal audit services and (3) the performance of the Corporation’s internal audit function and the individuals or firm providing the internal audit services;

(c) Prepare an audit committee report for inclusion in the Corporation’s proxy statement in accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Rules and Regulations”); and

(d) Oversee the Corporation’s Code of Business Conduct.

2. Composition, Appointment and Procedures.

(a) The Audit Committee shall consist of at least three members of the Board, each of whom satisfies the independence and expertise requirements of The NASDAQ Stock Market and the Rules and Regulations. At least one member should qualify as an “Audit Committee Financial Expert” as such term is defined in Item 401(h)(2) of the Rules and Regulations.

(b) No member of the Audit Committee may concurrently serve on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

(c) The members of the Audit Committee shall be appointed by the Board and shall continue to act until their successors are appointed. Members shall be subject to removal at any time by the Board.

(d) The Audit Committee shall meet at least [four] times each year, including at least one time in executive session without the employee directors. At such meetings, the Audit Committee shall discuss such audit matters as the Audit Committee deems appropriate with the Corporation’s senior accounting officers and independent public accountant, discuss such internal audit matters as the Audit Committee deems appropriate with the Corporation’s senior internal audit executive and discuss such corporate compliance matters as the Audit Committee deems appropriate with the Chief Compliance Officer.

(e) Periodically (at its regularly scheduled meetings or any special meeting), the Audit Committee shall meet separately with each of the Corporation’s management, with the independent public accountants and with the Corporation’s senior internal audit executive.

(f) The Audit Committee may delegate any of its duties to a subcommittee comprising one or more members of the Audit Committee.

3. Duties and Responsibilities with Respect to Audit and Accounting. The Audit Committee shall:

(a) Prior to filing with the Securities and Exchange Commission, review and discuss with the Corporation’s management and independent public accountant: (1) the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, (2) the scope and results of the audit and (3) matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees” and the Rules and Regulations;

(b) Review and discuss with the Corporation’s management and independent public accountant (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements; (4) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information) and (5) any financial information and earnings guidance provided to analysts and rating agencies.

(c) Review with the Corporation’s independent public accountant any audit problems or difficulties and management’s response, including: (1) any restrictions on the scope of the independent public accountant’s activities, (2) any restriction on the independent public accountant’s access to requested materials, (3) any significant disagreements with management and (4) any material audit differences that the independent public accounting firm noted or proposed but for which the Corporation’s financial statements were not adjusted;

(d) Resolve any disagreements between the independent public accounting firm and Corporation’s management regarding financial reporting;

(e) Discuss with the Corporation’s management, independent public accountant and senior internal audit executive the adequacy of the Corporation’s internal accounting, financial and operating controls;

(f) Review all reports submitted to the Audit Committee by the Corporation’s internal audit department and management’s responses to such reports;

(g) Evaluate the performance and qualifications of the individuals, or if applicable, the independent public accounting firm, providing the internal audit services;

(h) Review the appointment and replacement of the senior internal audit executive and the annual internal audit plan of work; and

(i) Report to the Board with respect to the foregoing.

4. Specific Responsibilities with Respect to the Corporation’s Independent Public Accounting Firm. The Corporation’s independent public accounting firm is ultimately accountable to the Board and shall report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility to retain, appoint, oversee, evaluate and, where appropriate, terminate and replace the Corporation’s independent public accounting firm. In furtherance of these responsibilities:

(a) The Audit Committee shall annually evaluate the independent public accounting firm’s qualifications, performance and independence;

(b) The Audit Committee shall recommend to the stockholders for ratification the independent public accounting firm retained by the Audit Committee to audit the books, records and accounts of the Corporation and its consolidated subsidiaries;

(c) The Audit Committee shall review and approve the compensation and terms of engagement of the Corporation’s independent public accounting firm before the firm provides any audit, audit-related, tax or permitted non-audit services, unless otherwise provided in the Audit Committee’s policies and procedures consistent with the Rules and Regulations;

(d) At least annually, the Audit Committee shall obtain and review a report by the independent public accounting firm describing: (1) the firm’s internal quality control procedures, (2) any material issues raised by the firm’s most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (3) all relationships between the firm and the Corporation;

(e) At least annually, the Audit Committee should review and evaluate the lead partner of the independent accounting firm and ensure the rotation of partners in accordance with the Rules and Regulations;

(f) At least annually, the Audit Committee should consider the advisability of rotating the independent accounting firm in order to maintain independence between the independent accounting firm and the Corporation;

(g) The Audit Committee shall set clear hiring policies for employees or former employees of the Corporation’s independent public accounting firm; and

(h) The Audit Committee shall report to the Board with respect to the foregoing.

5. Additional Powers, Duties and Authority. The Audit Committee shall also:

(a) Oversee all matters relating to the Corporation’s Code of Business Conduct;

(b) Establish, monitor and review the Corporation’s procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and (2) the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters;

(c) Obtain from the independent public accountant assurance that they are not aware of any illegal act that has or may have occurred, other than illegal acts that are clearly inconsequential;

(d) Discuss with the Corporation’s management the Corporation’s guidelines and policies with respect to risk assessment and risk management, including the Corporation’s major financial risk exposures and the steps management takes to monitor and control such exposures;

(e) Prepare the report required by the Rules and Regulations to be included in the Corporation’s annual proxy statement;

(f) Review with the Corporation’s counsel legal matters that may have a material impact on the financial statements, the Corporation’s Code of Business Conduct and any material reports or inquiries received from regulators or governmental agencies;

(g) As the Audit Committee may deem appropriate, retain and terminate any legal, accounting or other consultants, who shall report directly to the Audit Committee, on such terms and conditions, including fees, as the Audit Committee in its sole discretion shall approve;

(h) Request that any of the Corporation’s officers, employees, outside counsel or independent public accountants attend any meeting of the Audit Committee or meet with any of the Audit Committee’s members or consultants;

(i) Annually review the Audit Committee’s Charter and performance, which shall include evaluating each member’s qualifications, attendance, understanding of the Audit Committee’s responsibilities and contribution to the functioning of the Audit Committee, and recommend any proposed changes to the Board for approval;

(j) Report to the Board with respect to the foregoing; and

(k) Maintain a copy of this Charter on the Corporation’s web site at www.cvbt.com.

Appendix D

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

COMPENSATION COMMITTEE CHARTER

CardioVascular BioTherapeutics, Inc. (the “Company”) has a Code of Business Conduct applicable to all employees of the Company. The Chief Executive Officer and Chief Financial Officer of the Company (the “Senior Financial Officers”) are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. Because of the important and elevated role in our corporate governance system held by the Senior Financial Officers, they are subject to the following additional policies set forth in this Code of Ethics:

1. The Senior Financial Officers will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies and procedures that encourage and reward professional integrity in all aspects of our financial organization by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from our financial organization or our Company. The Senior Financial Officers will demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout our finance organization.

2. The Senior Financial Officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission. Accordingly, it is the responsibility of each Senior Financial Officer promptly to bring to the attention of the Audit Committee any material information of which such officer may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities as specified in the Audit Committee Charter and the Company’s policies and procedures regarding financial reporting and disclosure.

3. Each Senior Financial Officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

4. Each Senior Financial Officer shall promptly bring to the attention of the General Counsel, if any, and to the Audit Committee any information such officer may have concerning any violation of the Company’s Code of Business Conduct or of this Code of Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

5. Each Senior Financial Officer shall promptly bring to the attention of the General Counsel, if any, and to the Audit Committee any information such officer may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof.

The Board of Directors shall determine, or designate appropriate persons to determine appropriate actions to be taken in the event of violations of the Code of Business Conduct or of this Code of Ethics by the Senior Financial Officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and this Code of Ethics, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

D-1

Appendix E

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

CORPORATE GOVERNANCE COMMITTEE CHARTER

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of CardioVascular BioTherapeutics, Inc. (the “Corporation”) shall have the composition, responsibilities, powers, duties and authority specified in this Charter.

1. Purpose. The Committee’s purpose is to:

(a) Identify individuals qualified to become directors, consistent with criteria approved by the Board, and to recommend that the Board select the director nominees for the next Annual Meeting of Stockholders;

(b) Oversee the evaluation of the Board and the Corporation’s management; and

(c) Perform such other duties and responsibilities expressly delegated to the Committee by the Board from time to time.

2. Composition, Appointment and Procedures.

(a) So long as more than 50% of the voting power of the Corporation is held by an individual, a group or another company, the Nominating Committee shall consist of not less than three members of the Board, two of whom need not be “independent directors” as defined in the Corporation’s Governance Policies and as required by the NASDAQ Stock Market and one of whom shall be such an “independent director.” When more than 50% of the voting power of the Corporation is no longer held by an individual, a group or another company, the Nominating Committee shall consist of three independent directors as defined in the Corporation’s Governance Policies and as required by the NASDAQ Stock Market.

(b) The members of the Committee shall be appointed by the Board and shall continue to act until their successors are appointed. In deciding whom to appoint, the Board shall take into consideration each potential member’s experience and background, including familiarity with corporate governance issues. Members shall be subject to removal at any time by the Board.

(c) The Committee shall meet at least twice each year, including at least one time in executive session without management.

(d) The Committee may delegate any of its duties to a subcommittee comprising one or more members of the Committee.

3. Duties and Responsibilities with Respect to Nominations to the Board.

(a) The Committee shall make recommendations to the Board as to (1) candidates for election to the Board at the Annual Meetings of Stockholders of the Corporation and, if applicable, to fill vacancies on the Board and (2) the qualifications of any such candidate.

(b) Candidates shall be selected for their character, judgment, business experience, time commitment and acumen and such other factors as the Committee deems appropriate. No candidate who has not been interviewed by the Committee shall be recommended to the Board for nomination.

(c) The Committee shall report to the Board with respect to the foregoing. Final approval of a candidate shall be determined by the Board.

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(d) The Committee shall assist management in the preparation of the disclosure with respect to the nominating functions of the Committee required to be included in the Corporation’s proxy statement in accordance with the Rules and Regulations of the Securities Exchange Act of 1934, as amended.

4. Additional Authority and Operation. The Committee shall:

(a) As the Committee may deem appropriate, retain and terminate any legal or other consultants, including search firms to identify director candidates, who shall report directly to the Committee, on such terms and conditions, including fees, as the Committee in its sole discretion shall approve;

(b) Request that any of the Corporation’s officers, employees, outside counsel or other consultants attend a meeting of the Governance Committee or meet with any of the Governance Committee’s members or consultants;

(c) Annually review the Committee’s performance and Charter;

(d) Report to the Board with respect to the foregoing; and

(e) Maintain a copy of this Charter on the Corporation’s web site at www.cvbt.com.

E-2

Appendix F

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

NOMINATING COMMITTEE CHARTER

(AMENDED AND RESTATED AS OF FEBRUARY 28, 2005)

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of CardioVascular BioTherapeutics, Inc. (the “Corporation”) shall have the composition, responsibilities, powers, duties and authority specified in this Charter.

1. Purpose. The Committee’s purpose is to:

(a) Identify individuals qualified to become directors, consistent with criteria approved by the Board, and to recommend that the Board select the director nominees for the next Annual Meeting of Stockholders;

(b) Oversee the evaluation of the Board and the Corporation’s management; and

(c) Perform such other duties and responsibilities expressly delegated to the Committee by the Board from time to time.

2. Composition, Appointment and Procedures.

(a) The Nominating Committee shall consist of not less than three members of the Board.

(b) The members of the Committee shall be appointed by the Board and shall continue to act until their successors are appointed. In deciding whom to appoint, the Board shall take into consideration each potential member’s experience and background, including familiarity with corporate governance issues. Members shall be subject to removal at any time by the Board.

(c) The Committee shall meet at least twice each year, including at least one time in executive session without management.

(d) The Committee may delegate any of its duties to a subcommittee comprising one or more members of the Committee.

3. Duties and Responsibilities with Respect to Nominations to the Board.

(a) The Committee shall make recommendations to the Board as to (1) candidates for election to the Board at the Annual Meetings of Stockholders of the Corporation and, if applicable, to fill vacancies on the Board and (2) the qualifications of any such candidate.

(b) Candidates shall be selected for their character, judgment, business experience, time commitment and acumen and such other factors as the Committee deems appropriate. No candidate who has not been interviewed by the Committee shall be recommended to the Board for nomination.

(c) The Committee shall report to the Board with respect to the foregoing. Final approval of a candidate shall be determined by the Board.

(d) The Committee shall assist management in the preparation of the disclosure with respect to the nominating functions of the Committee required to be included in the Corporation’s proxy statement in accordance with the Rules and Regulations of the Securities Exchange Act of 1934, as amended.

4. Additional Authority and Operation. The Committee shall:

(a) As the Committee may deem appropriate, retain and terminate any legal or other consultants, including search firms to identify director candidates, who shall report directly to the Committee, on such terms and conditions, including fees, as the Committee in its sole discretion shall approve;

F-1

(b) Request that any of the Corporation’s officers, employees, outside counsel or other consultants attend a meeting of the Governance Committee or meet with any of the Governance Committee’s members or consultants;

(c) Annually review the Committee’s performance and Charter;

(d) Report to the Board with respect to the foregoing; and

(e) Maintain a copy of this Charter on the Corporation’s web site at www.cvbt.com.

F-2

PROXY

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Judith S. Pelton, Corporate Secretary, and Vincent J. Roth, General Counsel, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CardioVascular BioTherapeutics, Inc. to be held on May 23, 2005 at 10:00 a.m., Pacific Time, at Green Valley Ranch Resort & Spa, 2300 Paseo Verde Drive, Henderson, Nevada 89052, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE FOUR PROPOSALS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK OF PROXY]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. NOMINATE EACH DIRECTOR TO BE REELECTED TO THE BOARD OF DIRECTORS:

Nominees: Daniel C. Montano, John W. Jacobs, Mickael A. Flaa, Thomas Stegmann, Wolfgang Priemer, Alexander G. Montano, Thomas L. Ingram, Robert Levin, Gary B. Abromovitz, Joong Ki Baik, Grant Gordon

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR

ALL NOMINEES

2. PROPOSAL TO RATIFY THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

FOR

AGAINST

ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 400,000,000.

FOR

AGAINST

ABSTAIN

4. PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS

FOR

AGAINST

ABSTAIN

TO APPROVE A 2:1 COMMON STOCK SPLIT IF IT DETERMINES IT IS IN THE BEST INTEREST OF THE COMPANY, TO BE EXECUTED, IF AT ALL, BY THE 2006 ANNUAL MEETING OF SHAREHOLDERS, BY AMENDING THE CERTIFICATE OF INCORPORATION.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 THROUGH 4.

Signature:

Signature:

Date:

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.